LIBERTY TAX-EXEMPT FUND
                         LIBERTY TAX-EXEMPT INSURED FUND

                  Supplement to Prospectus dated April 1, 2002


Effective immediately, the disclosure under the table "Class B Sales Charges" for purchases of less than $250,000, in the section Your Account; Sales Charges is revised to reflect that an automatic conversion to Class A shares occurs eight years after purchase.


TEF-36/687J-0402                                               April 29, 2002